PLEDGED ASSETS, COLLATERAL, GUARANTEES AND COMMITMENTS - Pledged Assets (Details) - USD ($) $ in Millions	Dec. 31, 2016	Dec. 31, 2015
Carrying Values of Significant Components of Pledged Assets
Investment securities	$ 161,914	$ 210,604
Loans	231,833	203,568
Trading account assets	84,371	88,463
Total	478,118	502,635
Cash and due from banks	6,800	5,000
Fair value of collateral received that may be resold or repledged	378,100	347,500
Pledged collateral that may not be sold or repledged	$ 388,000	$ 396,000